                         FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)     SERIES 2005-FF12
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                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12




                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                     [TBD]
                                MASTER SERVICER

                                     [TBD]
                                    TRUSTEE


                                DECEMBER 12, 2005


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    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)     SERIES 2005-FF12
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


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    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

TOP 10 CITY CONCENTRATIONS

TOP 10 CITY
                      LOAN                                                                                 WTD AVG      WTD AVG
CONCENTRATIONS        COUNT     $ AVGE LOAN AMOUNT      % OF POOL      AGG $ BALANCE           WAC           LTV          FICO
--------------        -----     ------------------      ---------      -------------           ---           ---          ----
Chicago IL                 144           219,845.58        1.61          31,657,763.32        7.09077        80.87          651
Las Vegas NV               125           244,542.50        1.56          30,567,812.05        6.81267        79.97          656
San Jose CA                 57           506,846.30        1.47          28,890,239.15        6.48064        79.62          678
Los Angeles CA              63           374,434.34         1.2          23,589,363.66        6.44293        76.71          679
San Diego CA                62           370,704.43        1.17          22,983,674.83        6.60017        80.75          675
Miami FL                    52           277,834.42        0.74          14,447,389.78         6.8329         79.9          665
Moreno Valley CA            44           272,117.34        0.61          11,973,163.10        6.72068        79.81          657
Sacramento CA               42           275,964.21        0.59          11,590,496.84        6.32703        78.77          675
Chula Vista CA              22           511,140.71        0.57          11,245,095.56        6.56111        80.11          676
Stockton CA                 33           324,383.74        0.54          10,704,663.26        6.57039        78.99          675
Other                    8,550           206,726.08       89.94       1,767,507,965.25        6.85573        80.18          655
                         -----           ----------       -----       ----------------        -------        -----          ---
TOTAL:                   9,194           213,743.49         100       1,965,157,626.80        6.83804        80.13          656
                         =====           ==========       =====       ================        =======        =====          ===


28. TOP 10 ZIP CONCENTRATIONS

TOP 10 ZIP
                      LOAN                                                                                 WTD AVG      WTD AVG
CONCENTRATIONS        COUNT     $ AVGE LOAN AMOUNT      % OF POOL      AGG $ BALANCE           WAC           LTV          FICO
--------------        -----     ------------------      ---------      -------------           ---           ---          ----
92345 CA                    25           261,315.16        0.33           6,532,879.06        6.76774         82.4          665
92562 CA                    17           357,882.14        0.31           6,083,996.36        6.60438        77.44          693
92336 CA                    16           368,434.02         0.3           5,894,944.34        6.53962         80.7          676
92592 CA                    16           359,756.48        0.29           5,756,103.64         6.2902        79.85          671
91326 CA                     6           849,002.09        0.26           5,094,012.55        6.57243        75.49          714
92392 CA                    20           236,390.56        0.24           4,727,811.22        6.78945        77.43          642
92563 CA                    13           341,164.07        0.23           4,435,132.86         6.1782        78.62          664
93536 CA                    12           356,355.60        0.22           4,276,267.24        6.98663        80.88          662
91709 CA                     7           594,370.60        0.21           4,160,594.20        6.61532        79.01          706
95111 CA                     8           512,503.30        0.21           4,100,026.38        6.89413        80.08          686
Other                    9,054           211,408.86        97.4       1,914,095,858.95        6.84398        80.15          655
                         -----           ----------        ----       ----------------        -------        -----          ---
TOTAL:                   9,194           213,743.49         100       1,965,157,626.80        6.83804        80.13          656
                         =====           ==========        ====       ================        =======        =====          ===